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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our report on the Environmental Warranty, Inc. financial statements and schedule as of and for the years ended June 30, 1997 and 1996 (and to all references to our Firm) included in or made a part of this ATC Group Services Inc. registration statement on Form S-4.

                                        /s/ Arthur Andersen LLP

                                        Hartford, Connecticut
                                        March 26, 1998